UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7778

Analysts Investment Trust

(Exact name of registrant as specified in charter)

7750 Montgomery Road, Cincinnati, Ohio 45236

(Address of principal executive offices)

(Zip code)

Timothy E. Mackey

7750 Montgomery Road, Cincinnati, Ohio 45236

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-792-5402

Date of fiscal year end: July 31

Date of reporting period: July 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

EQUITY ANALYSTS INC.

REGISTERED INVESTMENT ADVISER

ANALYSTS INVESTMENT TRUST

ANNUAL REPORT

July 31, 2004

ANALYSTS STOCK FUND

ANALYSTS FIXED INCOME FUND

ANALYSTS AGGRESSIVE STOCK FUND

TABLE OF CONTENTS

Message from the President

3

Charts and Graphs

5

S chedule of I nvestments- Analysts S tock F und

8

S chedule of I nvestments- Analysts Fixed I ncome F und

11

S chedule of I nvestments- Analysts A ggressive Stock F und

13

Statements of A ssets and L iabilities

15

Statements of O perations

16

S tatement of C hanges in Net Assets - Analysts S tock F und

17

S tatement of C hanges in Net Assets - Analysts Fixed I ncome F und

18

S tatement of C hanges- Analysts A ggressive Stock F und

19

F inancial H ighlights- Analysts S tock F und

20

F inancial H ighlights- Analysts Fixed I ncome F und

21

F inancial H ighlights- Analysts A ggressive Stock F und

22

N otes to Financial Statements

23

Report of Independent Registered Public Accounting Firm

27

Trustees and Officers

28

Expense Examples

29

MESSAGE FROM THE FUND PRESIDENT

For The Year Ending July 31, 2004

ECONOMIC CONDITIONS

The 2004 second-quarter gross domestic product rose only 3.0%, much slower than the 3.7% growth rate that the markets estimated. First quarter GDP growth, which was previously reported at 3.9%, was significantly revised upwards to 4.5%.  The slowdown in the second quarter was driven by weakness in consumer spending. Personal consumption expenditure growth decelerated to only 1.0%, after a 4.1% increase in the first quarter. Real nonresidential private fixed investment increased 8.9%, up from 4.2% in the first quarter to help offset the slowdown in consumer spending.  The chain price index was up 3.2% from up 2.8% in the first quarter, and the personal consumption index rose 3.3%, suggesting inflationary pressures and keeping the Fed alert for possible future increases in the Fed Funds rate.  The University of Michigan consumer sentiment was revised upwards to 96.7 in July from the preliminary July 96.0 reading, which was higher than the market expected. Expectations, which were responsible for the gain, climbed to 91.2 from the June reading of 88.5 while present conditions fell to 105.2 from 106.7 in June. Near record high energy prices and terror fears continue to contribute to volatility in recent months.  The slight upward trend in consumer sentiment is driven in part by better labor market conditions.

ANALYSTS STOCK FUND

The investment objective of the Stock Fund is long term capital appreciation.  For the fiscal year ended July 31, 2004 the Fund invested primarily in common stock of large U.S. companies, defined as those companies with a market capitalization over $5 billion.  The Fund’s sub-adviser utilized a “top down” stock selection process, consisting of three steps:  Economic Analysis and Identification of Trends; Market Sector Weighting; Individual Stock Selection.  The sub-adviser employed a stock valuation method known as growth at a reasonable price, which ranks growth stocks on a valuation basis against their peers.

The total return of the Analysts Stock Fund from August 1, 2003 through July 31, 2004 was 8.35%.  The total return of the S&P 500 for the same period was 13.17%.  Since inception of the Fund (August 25, 1993), the average annual total return of the Fund through July 31, 2004 was 6.91% versus 9.10% for the S&P 500.  Of course, past performance is not predictive of future results.

The Fund underperformed relative to the S&P 500 Index over the year ended July 31, 2004, because of the weighting differences of various sectors and the approximate 5% cash position.  The Fund overweighted industrials and information technology and underweighted health care, consumer discretionary, financials, staples, telecommunications, and utilities.

ANALYSTS FIXED INCOME FUND

The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital.  The Fund invested primarily in investment grade fixed income securities, including U.S. government securities, corporate debt securities, preferred stocks, convertible preferred stocks, convertible bonds and debentures.  The sub-adviser utilized a blended maturity schedule in order to lower volatility while achieving high income.  In addition, the Fund invested in mortgage-backed securities and REITs.

The total return of the Analysts Fixed Income Fund for the period August 1, 2003 through July 31, 2004 was 4.30%.  This compares to a 2.99% rate of return for the Lehman Intermediate T-Bond Index (LITB) over the same period.  Since inception of the Fund (August 25, 1993), the average annual return of the Fund through July 31, 2004 was 4.38% versus 5.80% for the Lehman Intermediate T-Bond Index.  Of course, past performance is not predictive of future results.

The Fixed Income Fund is also being managed with the assumption that an economic recovery is occurring now, although the recovery may be slower than we first anticipated.  Even so, we are still emphasizing a duration on the Fund of 3 to 5 years as a cautionary move in expectation of rising rates.

The Fixed Income Fund, while turning in a positive performance for the year ended July 31, 2004, out-performed the LITB Index by about 1.3% primarily because the duration of the Fund was shorter than that of the index, which aided Fund performance as rates began to rise over the time period.  In addition, the Fund employed peripheral securities such as REITS and preferred stocks which out-performed the other fixed income sectors.

ANALYSTS AGGRESSIVE STOCK FUND

The investment objective of the Analysts Aggressive Stock Fund is long term growth through capital appreciation. The Fund invests primarily in common stock of U.S. companies, and may include companies of any market capitalization.  The Fund’s sub-adviser utilized a “top down” stock selection process, consisting of three steps:  Economic Analysis and Identification of Trends; Market Sector Weighting; Individual Stock Selection.  The sub-adviser employed a stock valuation method known as growth at a reasonable price, which ranks growth stocks on a valuation basis against their peers.  The sub-adviser focused on companies with higher growth estimates relative to their current stock price.

The total return of the Analysts Aggressive Stock Fund from August 1, 2003 through July 31, 2004 was 9.80%.  This compares to a 13.17% rate of return for the S&P 500.  Since inception of the Fund (May 4, 1999), the average annual return of the Fund was –3.82% versus -2.17% for the S&P 500.  Of course, past performance is not predictive of future results.

The Aggressive Stock Fund attempts to find medium to large growth companies that are temporarily out of favor.  In addition, it will make more aggressive sector moves than the Stock Fund.  The Aggressive Stock Fund has approximately 31% of its assets invested in the cyclically depressed information technology sector.  Oilfield service companies were also emphasized.  The Fund underperformed relative to the S&P 500 Index over the year ended July 31, 2004 because of the weighting differences of various sectors and the approximate 9% cash position.  The Fund overweighted technology and health care and underweighted staples, financials, telecommunications, and utilities.

Tim Mackey

President

Analysts Fixed Income Fund Growth of $ 10,000 Investment
Average Annual Total Return
For the Period Ended 07/31/2004
1 Year: 4.30%   5 Year: 5.93%
Since Inception (8/25/93): 4.47%
Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deductions of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.
Lehman Intermediate T-Bond Index
Analysts Fixed Income Fund
$18,165
$16,148
Past performance is not predictive of future results
2
1.9
1.8
1.7
1.6
1.5
1.4
1.3
1.2
1.1
1
0.9
Aug-93
Feb-94
Aug-94
Feb-95
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
August 25, 1993 through July 31, 2004

Analysts Aggressive Stock Fund Growth of $10,000 Investment
Average Annual Total Return
For the Period Ended 07/31/2004
1 Year: 9.80% 5 Year: -4.68
Since Inception (5/4/1999): -3.82%
Past performance is not predictive of future results
S&P 500
$8,917
$8,151
Analysts Aggressive Stock Fund
Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deductions of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.
2.3
2.2
2.1
2
1.9
1.8
1.7
1.6
1.5
1.4
1.3
1.2
1.1
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
May-99
Nov-99
May-00
Nov-00
May-01
Nov-01
May-02
Nov-02
May-03
Nov-03
May-04
May 4, 1999 through July 31, 2004

Analysts Investment Trust

Graphical Illustrations

May 4, 1999 through July 31, 2004

Return and principal value of an investment will fluctuate so that an investor's shares,

do not reflect deductions of taxes that a shareholder may pay on fund distributions or the when redeemed, may be worth more or less than their original cost.  The returns shown redemption of fund shares

The following charts give a visual breakdown of the Funds by the industry sectors the underlying securities represent, or, in the case of the Fixed Income Fund, the types of securities the Fund contains.

Analysts Investment Trust
Analysts Stock Fund
SCHEDULE OF INVESTMENTS
July 31, 2004
Shares	Security Description	Value
Common Stock (96.53%)

Basic Materials 3.95%
4,500	Alcoa Inc.	144,135
4,000	Dow Chemical	159,560
		303,695

Consumer Cyclicals 11.31%
5,300	Comcast Corp.*	145,220
4,100	Home Depot, Inc.	138,252
2,100	Omnicom Group, Inc.	151,242
3,000	Sony Corp.	103,950
11,300	Southwest Airlines Co.	163,511
4,600	Walgreen Co.	167,440
		869,615

Consumer Non-cyclicals 9.25%
2,100	Anheuser Busch Companies, Inc.	108,990
7,000	Archer Daniels-Midland Co.	108,010
2,000	Diageo Plc ADR	100,440
1,700	Fortune Brands	122,706
2,300	Pepsico, Inc.	115,000
3,000	Procter & Gamble Co.	156,450
		711,596

Energy 7.68%
3,800	Apache Corp.	176,814
4,600	Diamond Offshore Drilling	112,424
3,000	Exxon Mobil	138,900
3,500	Nabors Industries, Ltd.	162,750
		590,888

Financials 14.37%
2,400	American International Group, Inc.	169,560
3,000	Bank America Corp.	153,018
1,800	Citigroup, Inc.	132,270
1,500	Federal Home Loan Mortgage Corp.	96,465
2,700	Merrill Lynch & Company, Inc.	134,244
Analysts Investment Trust
Analysts Stock Fund
SCHEDULE OF INVESTMENTS
July 31, 2004
Shares	Security Description	Value
3,700	North Folk Bancorporation, Inc.	144,485
2,700	Wells Fargo & Co.	155,007
1,700	Xl Capital Ltd. Cl. A.	120,156
		1,105,205

Healthcare 14.46%
2,500	Amgen, Inc*	142,200
1,600	Forest Laboratories, Inc. Cl.A*	80,464
2,000	Gilead Sciences*	129,280
5,000	Health Management Association, Inc. Cl. A	100,300
3,000	Johnson & Johnson	165,810
3,400	Medtronic, Inc.	168,878
5,050	Mylan Laboratories, Inc.	74,841
2,500	Novartis AG ADR	111,650
2,200	United Healthcare Corp.	138,380
		1,111,803

Industrial 15.29%
2,900	Boeing Co.	147,175
1,500	Caterpillar, Inc.	110,235
2,200	Fedex Corp.	180,136
3,300	First Data Corp.	147,213
2,100	Illinois Tool Works, Inc.	190,092
2,300	L 3 Communications, Inc.	140,645
5,200	Norfolk Southern Corp.	138,788
1,300	United Technologies	121,550
		1,175,834

Technology 18.92%
7,200	Cisco Systems, Inc.*	151,670
5,000	Dell Computer Corp.	177,350
5,400	Hewlett Packard Co.	108,810
5,700	Intel Corp.	138,966
1,600	International Business Machines, Inc.	139,312
7,800	Microsoft Corp.	222,222
8,400	Oracle Corp.	88,284
4,000	Sungard Data Systems, Inc.	93,240
3,400	Symantec Corp.	158,984
Analysts Investment Trust
Analysts Stock Fund
SCHEDULE OF INVESTMENTS
July 31, 2004
Shares	Security Description	Value
12,778	Taiwan Semiconductor Company, Ltd.	90,977
2,900	Xilinx, Inc.	85,347
		1,455,162

Telecommunications 1.30%
4,600	Vodaphone Airtouch	99,958

TOTAL COMMON STOCKS (Cost $6,535,366) 96.53%		7,423,756

CASH EQUIVALENTS ($275,025) 3.58%
275,025	First American Treasury Obligations Cl. A rate: 0.55%	275,025

TOTAL INVESTMENTS ($6,810,391) - (100.11%)		7,698,781

LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.11%)		(8,796)

NET ASSETS - 100.00%		$ 7,689,985

* Non Income Producing Securities
ADR - American Depository Receipt

Analysts Investment Trust
Analysts Fixed Income Fund
SCHEDULE OF INVESTMENTS
July 31, 2004
Shares/Par	Security Description	Value

Real Estate Investment Trusts (19.66%)
1,700	Apartment Investment and Management Co.	54,349
2,000	Capital Automotive PFD Series A	50,000
2,000	Capital Automotive REIT	57,980
3,000	Crescent Real Estate Equity Co.	47,130
1,600	First Industrial Realty Trust, Inc.	58,624
1,800	Friedman Billings Ramsey Group, Inc.	29,610
3,198	Health Care Properties Investors, Inc.	79,822
1,500	Hospitality Properties Trust	59,820
2,100	Sovran Self Storage, Inc.	81,459
2,500	Summitt Properties, Inc.	64,500

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $495,070)		583,294

Preferred Stocks (8.26%)
2,000	BAC Capital Trust II	51,700
1,000	MBNA Capital E	26,570
2,500	Morgan Stanley CP IV 6.25% 6/1/07	61,375
2,000	US Bancorp Capital IV	52,600
2,000	XL Capital Ltd. Series B	53,000

TOTAL PREFERRED STOCKS (Cost $248,479)		245,245

Corporate Bonds (46.81%)
100,000	Boeing Capital Corp. 6.10%, 3/1/11	106,429
150,000	Comcast Corp. 6.5%, 1/15/15	157,718
100,000	Credit Suisse First Boston USA, Inc. 6.50%, 1/15/12	108,456
100,000	General Electric Capital Corp. 8.65%, 5/15/09	117,489
100,000	Household Bank CD 7.20%, 4/12/07	105,749
100,000	International Lease Finance 5.625%, 6/1/07	104,916
200,000	Loews Corp. 6.75%, 12/15/06	210,986
100,000	National Rural Utilities 5.75%, 8/28/09	106,005
50,000	NationsBank Corp. 7.75%, 8/15/04	50,096
100,000	Salomon Smith Barney 6.25%, 1/15/05	102,015
100,000	Sears Roebuck Acceptance 6.00%, 1/15/06	103,574
100,000	Target Corp. 7.50%, 8/15/10	115,695

TOTAL CORPORATE BONDS (Cost $1,674,089)		1,389,128

Mortgage-Backed Obligations (1.25%)
23,327	Empire Federal Home Loan Owner Trust 1998-2 9.03%, 6/25/24	23,603
10,725	FNMA REMIC 1992 Trust G10 Call J, 5.0%, 3/25/23	10,800
2,394	FNMA REMIC 1992 Trust G53 Call J, 7.0%, 9/25/22	2,543
362	Paine Webber CMO Trust Series 1998-I, 8.6%, 4/1/18	390

TOTAL MORTGAGE-BACK OBLIGATIONS (Cost $32,325)		37,336

Analysts Investment Trust
Analysts Fixed Income Fund
SCHEDULE OF INVESTMENTS
July 31, 2004
Shares/Par	Security Description	Value

CLOSED END FUNDS (cost $116,006) (3.79%)
1,100	iShares Lehman Treasuries Infl. Pro	112,563

GOVERNMENT BONDS (10.03%)
150,000	US Treasury Bond 2% 5/15/06	148,364
150,000	US Treasury Bond 2.625% 11/15/06	149,113

TOTAL GOVERNMENT BONDS (cost $299,180)		297,477

Cash Equivalents (cost $280,114) (9.44%)
280,114	First American Treasury Obligations Cl. A rate: 0.55%	280,114

TOTAL INVESTMENTS ($2,865,149) (99.25%)		2,945,157

OTHER ASSETS LESS LIABILITIES - 0.75%		22,189

NET ASSETS - 100.00%		$ 2,967,346

* Non Income Producing Securities

Analysts Investment Trust
Analysts Aggressive Stock Fund
SCHEDULE OF INVESTMENTS
July 31, 2004
Shares	Security Description	Value

Common Stock (88.58%)
Consumer Cyclicals 9.92%
1,200	Abercrombie & Fitch	44,256
1,200	Nordstrom, Inc.	52,680
800	RH Donnelly	36,304
1,900	Time Warner, Inc.	31,635
		164,875

Consumer Non-cyclicals 6.13%
2,100	Archer Daniels-Midland Co.	32,403
800	Constellation Brands, Inc. Cl. A*	30,304
500	Ebay, Inc.*	39,165
		101,872
Energy 7.29%
1,600	Halliburton Co.	50,800
800	Noble Corp.*	30,976
2,400	Oil States International, Inc.	39,504
		121,280

Financials 13.45%
2,800	Charles Schwab Corp.	24,584
5,000	E-Loan, Inc.	10,000
500	Federal Home Loan Mortgage Corp.	32,155
1,100	J.P. Morgan Chase, Co.	41,063
800	Morgan Stanley	39,464
1,500	Portfolio Recovery Associates, Inc.	39,675
1,000	Silicon Valley Bancshares*	36,610
		223,551

Healthcare 18.15%
500	Allergan, Inc.	37,820
900	Biomet, Inc.	39,591
500	Forest Laboratories, Inc. Cl. A	25,145
600	Gilead Sciences, Inc.	38,784
1,400	Medicis Pharmaceuticals Corp.	50,078
1,600	Medimmune, Inc.*	36,864
600	Pediatrix Medical Group	37,944
1,200	Teva Pharmaceuticals Ind.	35,520
		301,746

Industrial 9.84%
1,200	Jabil Circuit*	26,100
900	L-3 Comm. Holdings	55,035
650	Millipore Corp.*	34,248
1,300	Perkinelmer, Inc.	22,854
900	Waste Mangement	25,326
		163,563

Analysts Investment Trust
Analysts Aggressive Stock Fund
SCHEDULE OF INVESTMENTS
July 31, 2004
Shares	Security Description	Value

Technology 23.80%
1,400	Applied Materials, Inc.*	23,758
3,500	Axcelis Technologies, Inc.	32,655
2,400	Bea Systems*	15,576
1,800	Cisco Systems, Inc.*	37,656
1,400	Citrix Systems, Inc.*	24,668
3,500	Conexant Systems, Inc.	5,565
1,200	Cree, Inc.*	26,856
1,000	Dell Computer Systems	35,470
2,150	Motorola, Inc.	34,249
1,800	Netiq Corp.*	17,082
2,201	Oracle Corp.*	23,133
1,500	Tyco Laboratories, Inc.	46,500
1,000	Xilinx, Inc.	29,430
1,400	Yahoo, Inc.*	43,120
		395,718

TOTAL COMMON STOCKS (Cost $1,322,259) (88.58%)		1,472,605

Cash Equivalents ($192,690) (11.59%)
192,690	First American Treasury Obligation Cl. A rate: 0.55%	192,690
	.
TOTAL INVESTMENTS ($1,514,949) (100.17%)		1,665,295

OTHER LIABILITIES LESS ASSETS (-0.17)		(2,845)

NET ASSETS - 100.00%		$ 1,662,450

* Non Income Producing Securities

Analysts Investment Trust
STATEMENTS OF ASSETS & LIABILITIES
July 31, 2004

		Analysts Fixed	Analysts
	Analysts Stock	Income	Aggressive Stock
	Fund	Fund	Fund

Assets:
Investment Securities at Market Value	$ 7,698,781	$ 2,945,157	$ 1,665,295
(Cost $6,810,391, $2,865,149 and $1,514,949, respectively)
Cash	-	357	-
Dividends and Interest Receivable	4,884	25,678	570
Receivable from Shareholder Purchases	888	259	668
Total Assets	7,704,553	2,971,451	1,666,533
Liabilities:
Accrued Expenses	12,768	3,651	3,837
Payable from Shareholder Redemptions	1,800	454	246
Total Liabilities	14,568	4,105	4,083
Net Assets	$ 7,689,985	$ 2,967,346	$ 1,662,450

Net Assets Consist of:
Capital Shares and Paid-In Capital	7,443,335	3,041,406	$ 2,259,597
Accumulated Undistributed Net Investment Income (Loss)	(68,861)	25,254	(12,978)
Accumulated Undistributed Realized
Loss on Investments	(572,879)	(179,322)	(734,515)
Unrealized Appreciation on Investments	888,390	80,008	150,346
Net Assets	$ 7,689,985	$ 2,967,346	$ 1,662,450

Outstanding Shares	387,163	215,557	214,103
Per Share Net Asset Value and Offering Price	$ 19.86	$ 13.77	$ 7.76

Analysts Investment Trust
STATEMENTS OF OPERATIONS
For the year ended July 31, 2004

		Analysts	Analysts
	Analysts Stock	Fixed Income	Aggressive Stock
	Fund	Fund	Fund

Investment Income:
Dividends	$ 85,756	$ 67,648	$ 8,810
Interest	828	103,024	328
Total Investment Income	86,584	170,672	9,138
Expenses:
Management Fee	155,445	44,518	45,612

Net Investment Income (Loss)	(68,861)	126,154	(36,474)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gains on Investments	332,500	76,247	9,566
Net Change in Unrealized Appreciation on Investments	357,976	(78,101)	171,881
Net Realized and Unrealized Gain (Loss) on Investments	690,476	(1,854)	181,447

Net Increase in Net Assets from Operations	$ 621,615	$ 124,300	$ 144,973

Analysts Investment Trust
Analysts Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	July 31, 2004	July 31, 2003
FROM OPERATIONS:
Net Investment Loss	$ (68,861)	$ (51,868)
Net Realized Gain (Loss) on Investments	332,500	(256,664)
Net Change in Unrealized Appreciation	357,976	1,122,849
Increase in Net Assets from Operations	621,615	814,317

From Fund Share Transactions:
Proceeds from shares sold	1,151,110	943,696
Payment for shares redeemed	(1,156,648)	(1,355,195)
Net Decrease from Fund Share Transactions	(5,538)	(411,499)

Net Increase in Net Assets	616,077	402,818

NET ASSETS:
Net Increase in Net Assets	616,077	402,818
Net Assets at Beginning of Period	7,073,908	6,671,090
Net Assets at End of Period	$ 7,689,985	$ 7,073,908

Analysts Investment Trust
Analysts Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year ended
	July 31, 2004	July 31, 2003
FROM OPERATIONS:
Net Investment Income	$ 126,154	$ 149,239
Net Realized Gain (Loss) on Investments	76,247	(127,413)
Net Change in Unrealized Appreciation	(78,101)	143,034
Increase in Net Assets from Operations	124,300	164,860

From Distributions to Shareholders:
Net Investment Income	(115,449)	(151,100)

From Fund Share Transactions:
Proceeds from shares sold	555,711	982,296
Shares issued from reinevestment of distributions	103,895	137,442
Payment for shares redeemed	(582,502)	(3,281,744)
Net Increase (Decrease) from Fund Share transactions	77,104	(2,162,006)

Net Increase (Decrease) in Net Assets	85,955	(2,148,246)

NET ASSETS:
Net Increase (Decrease) in Net Assets	85,955	(2,148,246)
Net Assets at Beginning of Period	2,881,391	5,029,637
Net Assets at End of Period	$ 2,967,346	$ 2,881,391

Analysts Investment Trust
Analysts Aggressive Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	July 31, 2004	July 31, 2003
FROM OPERATIONS:
Net Investment Loss	$ (36,474)	$ (23,881)
Net Realized Gain (Loss) on Investments	9,566	(120,411)
Net Change in Unrealized Appreciation	171,881	438,686
Increase in Net Assets from Operations	144,973	294,394

From Fund Share Transactions:
Proceeds from shares sold	300,713	252,032
Payment for shares redeemed	(253,387)	(184,118)
Net Increase from Fund Share Transactions	47,326	67,914

Net increase in Net Assets	192,299	362,308

NET ASSETS:
Net Increase in Net Assets	192,299	362,308
Net Assets at Beginning of Period	1,470,151	1,107,843
Net Assets at End of Period	$ 1,662,450	$ 1,470,151

Analysts Investment Trust
Analysts Stock Fund
FINANCIAL HIGHLIGHTS
July 31, 2004
Selected data for a share outstanding throughout the period

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	7/31/2004	7/31/2003	7/31/2002	7/31/2001	7/31/2000

Net Asset Value at Beginning of Period	$ 18.33	$ 16.17	$ 21.05	$ 26.15	$ 28.41

Net Investment Income (Loss)	(0.19)	(0.13)	(0.16)	0.03	(0.05)
Net Gains or Losses on Investments
(Realized and Unrealized)	1.72	2.29	(4.72)	(3.60)	2.35
Total from Investment Operations	1.53	2.16	(4.88)	3.57	2.30

Distributions from Capital Gains	-	-	-	(1.53)	(4.56)

Net Asset Value at End of Period	$ 19.86	$ 18.33	$ 16.17	$ 21.05	$ 26.15

Total Return	8.35%	13.32%	(23.17)%	(13.51)%	14.21%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 7,690	$ 7,074	$ 6,671	$ 8,336	$ 9,636

Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.89)%	(0.80)%	(0.81)%	0.12%	(0.19)%

Portfolio Turnover Rate	27.63%	59.35%	88.91%	15.43%	0.00%

Analysts Investment Trust
Analysts Fixed Income Fund
FINANCIAL HIGHLIGHTS
July 31, 2004
Selected data for a share outstanding throughout the period

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	7/31/2004	7/31/2003	7/31/2002	7/31/2001	7/31/2000

Net Asset Value at Beginning of Period	$ 13.72	$ 13.61	$ 13.31	$ 12.67	$ 13.24

Net Investment Income	0.59	$ 0.55	0.58	0.73	0.78
Net Gains or Losses on Investments
(Realized and Unrealized)	-	0.12	0.30	0.64	(0.51)
Total from Investment Operations	0.59	0.67	0.88	1.37	0.27

Distributions from Net Investment Income	(0.54)	(0.56)	(0.58)	(0.73)	(0.79)
Distributions from Capital Gains	-	-	-	-	(0.05)
Total Distributions	(0.54)	0.56	(0.58)	(0.73)	(0.84)

Net Asset Value at End of Period	$ 13.77	$ 13.72	$ 13.61	$ 13.31	$ 12.67

Total Return	4.30%	5.39%	6.77%	11.11%	2.32%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 2,967	$ 2,881	$ 5,029	$ 4,763	$ 3,896

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to
Average Net Assets	4.25%	4.08%	4.30%	5.58%	6.24%

Portfolio Turnover Rate	33.38%	40.32%	21.18%	0.00%	11.30%

Analysts Investment Trust
Analysts Aggressive Stock Fund
FINANCIAL HIGHLIGHTS
July 31, 2004
Selected data for a share outstanding throughout the period

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	7/31/2004	7/31/2003	7/31/2002	7/31/2001	7/31/2000

Net Asset Value at Beginning of Period	$ 7.07	$ 5.61	$ 9.04	$ 12.32	$ 9.86

Net Investment Loss	(0.17)	(0.11)	(0.16)	(0.16)	(0.17)
Net Gains or Losses on Investments
(Realized and Unrealized)	0.86	1.57	(3.27)	(3.12)	2.63
Total from Investment Operations	0.69	1.46	(3.43)	(3.28)	2.46

Net Asset Value at End of Period	$ 7.76	$ 7.07	$ 5.61	$ 9.04	$ 12.32

Total Return	9.76%	26.03%	(38.00)%	(26.60)%	24.99%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 1,662	$ 1,470	$ 1,108	$ 1,534	$ 2,119

Ratio of Expenses to Average Net Assets	2.75%	2.75%	2.81%	3.00%	3.00%
Ratio of Net Investment Loss to
Average Net Assets	(2.20)%	(1.94)%	(2.02)%	(1.58)%	(1.32)%

Portfolio Turnover Rate	28.55%	32.72%	76.33%	8.81%	1.36%

1.

Significant Accounting Policies and Organization

Analysts Investment Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open end management investment company.  The Trust was established as an Ohio Business Trust under a Declaration of Trust dated May 28, 1993.  The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Analysts Stock Fund (Stock Fund), Analysts Fixed Income Fund (Fixed Income Fund), and the Analysts Aggressive Stock Fund (Aggressive Stock Fund, formerly the internet.fund) (the Funds).  The Stock Fund’s investment objective is to provide long term capital appreciation.  The Fixed Income Fund’s investment objective is to provide a high level of income over the long term consistent with preservation of capital.  The Aggressive Stock Fund’s objective is to provide long term growth through capital appreciation.  The following is a summary of the significant accounting policies of the Trust:

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities (including mortgage-related securities and asset-backed and receivable-backed securities) may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Corporate bonds, mortgage-related securities and asset-backed and receivable-backed securities are valued using the Adviser’s proprietary bond pricing model, which has been approved by the Board’s Trustees.  When market quotations, pricing service prices or prices from the Adviser’s bond pricing model are not readily available, when the Adviser determines a proposed price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Share Valuation - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of the Fund’s shares outstanding.

Investment Income and Distributions to Shareholders - Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date.  Distributions to shareholders arising from net investment income are declared and it is the intention that such distributions be paid quarterly.  Net realized capital gains, if any, are distributed to shareholders at least once per year.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.  These reclassifications are due to differing treatment for items such as deferral of wash sales, capital loss carryovers and post – October losses.

Accordingly, reclassifications were recorded to decrease capital and undistributed net investment losses by $159,484 and $126,770 for the Stock Fund and Aggressive Stock Fund, respectively.

Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed.  Securities sold are valued on a specific identification basis.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes.  The Adviser believes that the estimates utilized in preparing these financial statements are reasonable and prudent.  Actual results could differ from these estimates.

Federal Income Taxes - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is made.  In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986 as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.

The Stock Fund, the Fixed Income Fund and the Aggressive Stock Fund have capital loss carry forwards expiring in 2008 to 2011 for federal income tax purposes of approximately $642,000, $179,000 and $747,000, respectively.  Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

2.

Investment Transactions

Investment transactions, excluding those in U.S. government securities, in the Stock Fund, Fixed Income Fund and Aggressive Stock Fund for the year ended July 31, 2004 are as follows:

Stock Fund

Fixed Income Fund

Aggressive Stock Fund

Purchase of Investment

$2,069,315

       $1,279,687

            $428,014

Securities

Proceeds from Sales and

 2,195,759

         1,146,974

              450,528

Maturities of Investment

Securities

3.

Transactions with Affiliates and Related Parties

Timothy E. Mackey is the President, and Mark Strofe is the Treasurer, of Equity Analysts, Inc. (the Adviser), the investment adviser to the Funds, and are also trustees and/or officers of the Trust.  The Adviser manages each Fund under the terms of Management Agreements.  RiverPoint Capital Management, Inc. (formerly O’Sullivan Sims & Hogan, Inc.) (the Sub-Adviser), an unrelated registered investment adviser, was the sub-adviser to the Funds during the period of this report.  Effective August 1, 2004, Riverpoint Capital Management will no longer act as the sub-adviser of the Funds.  The Adviser will be responsible for the day-to-day management of the Funds.

Under the Management Agreements, the Adviser pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest and extraordinary expenses.  As compensation for investment advisory services and the Adviser’s agreement to pay the Funds’ expenses, each Fund pays the Adviser a fee, computed and accrued daily, based upon the following annual rates:

Fixed

 Aggressive Stock

Average daily assets

Stock Fund

Income Fund

Fund

Up to and including $20 million

2.00%

1.50%

2.75%

From $20 million to $40 million

1.75%

1.25%

2.50%

From $40 million to $100 million

1.50%

1.00%

2.00%

Above $100 million

0.75%

0.75%

1.50%

From September 28, 2001 to July 31, 2004, the Sub-Adviser managed each of the Funds’ investment portfolios.  Under the terms of the Sub-Advisory agreement, the Adviser (not the Funds) paid the sub-adviser a fee based upon the average daily net assets of each Fund at the following rates:  Stock Fund, 0.50%; Fixed Income Fund 0.35%; Aggressive Stock Fund 0.65%.  For the year ended July 31, 2004, the Adviser paid the sub-Adviser $36,995.20, $9,859.07 and $10,341.40 in fees for advisory services to the Stock Fund, Fixed Income Fund and Aggressive Stock Fund, respectively.

4.

Fund Share Transactions

Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the following share transactions:

Fixed

Aggressive Stock

Stock Fund

Income Fund

Fund

Shares sold

59,157

40,002

38,351

Shares issued from reinvestment

     of distributions

-

   7,395                         -

Shares redeemed

(57,994)

 (41,815)

 (32,264)

Net increase

1,163

5,582

6,087

Shares at beginning of period

  386,000

 209,975

     208,016

Shares at end of period

  387,163

 215,557

 214,103

5.

Security Transactions

For Federal income tax purposes, the cost of investments owned at July 31, 2004, was the same as identified cost.  At July 31, 2004, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) by Fund was as follows:

Gross

Gross

Net Appreciation

Appreciation

Depreciation

(Depreciation)

Stock Fund

$ 1,107,059

$ (218,669)

$ 888,390

Fixed Income Fund

132,425

(52,417)

              80,008

Aggressive Stock Fund

313,992

(163,646)

   150,346

6.

Income Tax Characterization

The tax character of distributions paid during the fiscal year ended July 31, 2004 and fiscal year ended July 31, 2003 were as follows:

Stock Fund

Fixed Income

Aggressive

2004

2003

2004

2003

2004

2003

Distributions paid from:

   Ordinary income

              $  -

$  -    $115,449 $151,100

$   -

$  -

   Net long-term capital gains                           -              -

------

-------

     -

     -

Total distributions paid                                 $  -

$  -    $115,449 $151,100

$   -

$   -

As of July 31, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

Stock Fund

Fixed Income

Aggressive

Undistributed ordinary income

$     -

$25,254

$    -

Undistributed long-term capital gains

       -

     -

      -

  Tax accumulated earnings

$     -

  $25,254

$    -

Stock Fund

Fixed Income

Aggressive

Accumulated capital and other losses

($641,740)

($179,322)

($747,493)

Unrealized appreciation

 888,390

    80,008

 150,346

Total accumulated earnings (deficit)

$246,650

 ($74,060)

($597,147)

Report of Independent Registered Public Accounting Firm

To the Audit Committee, Board of Directors

  and Shareholders

Analysts Investment Trust

Cincinnati, Ohio

We have audited the accompanying statements of assets and liabilities of the Analysts Investment Trust, an Ohio business trust, (comprising the Stock Fund, the Fixed Income Fund and the Aggressive Stock Fund) including the schedules of investments in securities, as of July 31, 2004 and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Analysts Investment Trust as of July 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP

Cincinnati, Ohio

September 15, 2004

TRUSTEES

The Board of Trustees supervises the business activities of the Trust.  The following table provides information regarding the Trustees of the Trust who are not interested person Trustees.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  Each Trustee oversees the three Funds of the Trust.

Trustee	Position With Funds	Principal Occupation(s) (Last 5 years)	Other Directorships
Walter Bowles 11340 Montgomery Rd., Suite 206 Cincinnati, Ohio 45249 DOB: 1961	Trustee since 1993	President of Webco Environmental Management, Inc., an environmental consulting firm, since September 1993.	None
Robert Buechner 105 East Fourth St. Suite 300 Cincinnati, Ohioi 45202 DOB: 1947	Trustee since 1993	President of the law firm of Buechner, Haffer O’Connell, Meyers & Healey Co., LPA.; President Cincinnatus Association, a community service organization, since June 2002.	None
Chetan Damania 6830 Raven Court Hamilton, Ohio DOB: 1962	Trustee since 2000	Engineer with Ethicon Endo-Surgery, a medical device manufacturer, since November 1995.	None

The following table provides information regarding the Trustees of the Trust who are interested person Trustees.

Trustee	Position With Funds	Principal Occupation(s) (Last 5 years)	Other Directorships
Timothy E. Mackey 7750 Montgomery Road Cincinnati, Ohio 45236 DOB: 1960	President and Trustee since 2002	Owner of Equity Analysts LLC, a Registered Representative for Equity Analysts since April 1999, and was a Registered Representative for Legg Mason, June 1997 to March 1999	None

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the 12-month period ended June 30, 2004 are available without charge: (1) upon request by calling the Fund at 1-888-217-5426, or (2) from the Funds’ documents files with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Expense Example

As a shareholder of a Fund in the Analysts Investment Trust, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 through July 31,2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	February 1, 2004	July 31, 2004	02/01/04 to 07/31/04
Stock Fund
Actual	$1000.00	$967.84	$9.79
Hypothetical (5% Annual Return before expenses)	$1000.00	$1014.92	$10.02
Aggressive Stock Fund
Actual	$1000.00	$945.19	$13.30
Hypothetical (5% Annual Return before expenses)	$1000.00	$1011.19	$13.75
Fixed Income Fund
Actual	$1000.00	$985.09	$7.40
Hypothetical (5% Annual Return before expenses)	$1000.00	$1017.40	$7.52

*  Expenses are equal to the Funds’ annualized expense ratios (Stock Fund of 2.00%, Aggressive Stock Fund of 2.75% and Fixed Income Fund of 1.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

TRUSTEES AND OFFICERS

Timothy E. Mackey

President & Trustee

Mark Srofe

Treasurer

Walter E. Bowles, III

Trustee

Robert W. Buechner

Trustee

Chetan Demania

Trustee

Investment Adviser

Equity Analysts Inc.

7750 Montgomery Road

Cincinnati, OH 45236

513-792-5400

800-845-2611 (toll free)

513-984-2411 (Fax)

Custodian

US Bank

425 Walnut Street

Cincinnati, OH 45202

Legal Counsel

Thompson Hine LLP

312 Walnut Street 14th Floor

Cincinnati, OH  45202

Auditors

BKD L.L.P

312 Walnut Street, Suite 3000

Cincinnati, OH  45201

Item 2. Code of Ethics.

(a)      As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)           Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)           Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)      Compliance with applicable governmental laws, rules, and regulations;

(4)           The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)      Accountability for adherence to the code.

(c)      Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)      The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the audit committee members that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees

                FY 2003                     $ 16,000.00

                FY 2004                     $ 22,800.00

(b)           Audit-Related Fees

                                                           Registrant

                FY 2003                       $ N/A

                FY 2004                       $ 908.00
Nature of the fees:       Review of Semi-Annual and N-Sar Reports

(c)           Tax Fees

                                                           Registrant

                FY 2003                        $2,000.00
FY 2004                        $1,800.00

                 Nature of the fees:       Tax Return Preparation Fees

(d)           All Other Fees

                                                           Registrant                                                              Adviser

                FY 2003                      $  N/A                                                 $13,800.00

                FY 2004                      $  N/A                                 $14,375.00

                Nature of the fees:      Fees for the annual audit and tax return preparation of Equity Analysts Inc., a registered Broker Dealer

(e)           (1)      Audit Committee's Pre-Approval Policies

  Beginning with non-audit service contracts entered into on or after June 30, 2003, the registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. The registrant's Audit Committee has established a policy of requiring specific pre-approval of audit and non-audit services on an engagement-by-engagement basis.

(2)           Percentages of Services Approved by the Audit Committee

                                                                           Registrant               Adviser

Audit-Related Fees:      100%                           100%

Tax Fees:                         100%                           100%
 All Other Fees:                 100%                           100%

(f)       During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant                            [Adviser]

                FY 2003                      $ 2,000.00                      $ 13,800.00

                FY 2004                       $ 2,708.00                     $ 14,375.00

(h)      The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.    All non-audit services were pre-approved.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.    Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)      Based on an evaluation of the registrant's disclosure controls and procedures as of September 15, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)      There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Analysts Investment Trust

By /s/Timothy E. Mackey

*Timothy E. Mackey

  President

Date October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Timothy E. Mackey

*Timothy E. Mackey

  President

Date October 1, 2004

By /s/Mark G. Srofe

*Mark G. Srofe

  Treasurer

Date October 1, 2004

* Print the name and title of each signing officer under his or her signature.